                          KSL RECREATION GROUP, INC.
                              55-880 PGA Boulevard
                           La Quinta, California 92253



                                                        Dated as of May 4, 2000


To the Lenders parties to the Credit Agreement hereinafter referred to:


      Re:  First Amendment
      --------------------


Ladies and Gentlemen:

      Reference is made to the Amended and Restated Credit Agreement, dated as of April 9, 1998 (as amended or otherwise modified prior to the date hereof, the "Existing Credit Agreement"), among KSL Recreation Group, Inc., a Delaware corporation (the "Borrower"), the various financial institutions as are or may become parties thereto (collectively, the "Lenders", and, individually, a "Lender"), Donaldson, Lufkin & Jenrette Securities Corporation, as a Co-Syndication Agent and as the Documentation Agent, the Bank of Nova Scotia, as a Co-Syndication Agent and as the Administrative Agent, and BancAmerica Securities, Inc., as the Syndication Agent. Unless otherwise defined in this first amendment to the Credit Agreement (this "Amendment" and together with the Existing Credit Agreement, the "Credit Agreement"), terms used herein have the meaning provided in the Credit Agreement.

SECTION 1. AMENDMENT.  We hereby request that the Lenders amend clause (d) of
           ---------
           Section 7.2.6 of the Existing Credit in its entirety to read as follows:

                (d) repurchase shares of its Capital Stock (together with options or warrants in respect of any thereof) and pay dividends to KSL in amounts necessary to permit KSL to repurchase shares of KSL's Capital Stock (together with options or warrants in respect of any thereof) held by the officers, directors and employees of KSL, the Borrower or any of their respective Subsidiaries or Affiliates, so long as such repurchase is pursuant to, and in accordance with the terms of, management and/or employee stock plans, stock subscription agreements or shareholder agreements;

SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first above written (the "Effective Date") upon receipt by the Administrative Agent (or its counsel) of counterparts of this Amendment duly executed by the Borrower and the Required Lenders.



B.         Representations and Warranties.  The Borrower hereby represents and
           ------------------------------
           warrants that both before and after giving effect to this Amendment, (a) the representations and warranties act forth in
           Article VI of the Existing Credit Agreement and in each other Loan
           ----------
           Document are, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) no Default has occurred and is continuing.

C.         Miscellaneous.  Except as expressly modified hereby, the Existing
           -------------
           Credit Agreement shall remain unmodified and shall be in full force and effect in accordance with its terms, and this Amendment shall be limited to the express provisions modified hereby and to this occasion alone. No modification by the Administrative Agent or by any Lender hereunder shall be applicable to subsequent transactions. No modification hereunder shall require any similar or dissimilar modification hereafter to be granted. This Amendment may be executed by facsimile in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Amendment and shall be governed by the internal laws of the State of New York.

SECTION 4. GRANT OF MODIFICATIONS. If the foregoing constitutes an agreement among us, and you are agreeable to granting the amendment provided for herein on the terms set forth herein, kindly sign a copy of this Amendment in the location set forth below.


                               KSL RECREATION GROUP, INC.



                               By:     /s/ John K. Saer, Jr.
                                    --------------------------
                               Title: Chief Financial Officer





ACKOWLEDGED, AGREED & ACCEPTED:


     The Bank of Nova Scotia
     ----------------------------------------

     DLJ Capital Funding, Inc.
     ----------------------------------------

     Bank Leumi USA
     ----------------------------------------

     Bank of America, N.A.
     ----------------------------------------

     Fleet National Bank
     ----------------------------------------

     Banque National de Paris
     ----------------------------------------

     The Chase Manhattan Bank
     ----------------------------------------

     Citicorp USA, Inc.
     ----------------------------------------

     Credit Suisse First Boston
     ----------------------------------------

     Bankers Trust Company
     ----------------------------------------

     ARCHIMEDES FUNDING III, LTD.
     By: ING Capital Advisors LLC,
         as Collateral Manager
     ----------------------------------------

     ING HIGH INCOME PRINCIPAL
     PRESERVATION FUND HOLDINGS, LDC.,
     By: ING Capital Advisors LLC
         As Investment Advisor
     ----------------------------------------

     AERIES FINANCE-II LIMITED
     By: INVESCO Senior Secured Management,
         Inc., as Sub-Managing Agent
     ----------------------------------------

     CERES FINANCE LTD.
     By: INVESCO Senior Secured Management,
         Inc., as Sub-Managing Agent
     ----------------------------------------

     FLOATING RATE PORTFOLIO
     By: INVESCO Senior Secured Management,
         Inc., as attorney in fact
     ----------------------------------------

     Stanfield CLO Ltd.
     By: Stanfield Capital Partners LLC
         As its Collateral Manager
     ----------------------------------------

     Union Bank of California, N.A.
     ----------------------------------------

     VAN KAMPEN
     PRIME REATE INCOME TRUST
     By: Van Kampen Investment Advisory Corp.
     ----------------------------------------

     VAN KAMPEN C:P I, LIMITED
     By: VAN KAMPEN MANAGEMENT INC.,
         As Collateral Manager
     ----------------------------------------

     Wells Fargo Bank, N.A.
     ----------------------------------------